Chase Vista Select Funds

                              Growth & Income Fund
                        Supplement Dated August 19, 1999
                          Prospectus Dated June 1, 1999

The following paragraphs replace "The Portfolio Managers" section on page 9 of the Prospectus:

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. He began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since 1994) and Chase Core Equity Fund (since 1996).

GROWTH AND INCOME FUND

Robert Heintz and Steve O'Keefe, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. O'Keefe joined Chase in 1989. Prior to joining Chase, he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.



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